UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________________
 FORM 8-K
_______________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2023
__________________________________________________________________________
FMC CORPORATION
(Exact name of registrant as specified in its charter)
__________________________________________________________________________

Delaware	1-2376		94-0479804
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

2929 Walnut Street	Philadelphia	Pennsylvania	19104
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code: 215-299-6000
__________________________________________________________________________

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	FMC	New York Stock Exchange

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.

☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)

On April 27, 2023, FMC Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders voted to approve the FMC Corporation 2023 Incentive Stock Plan (the “Plan”); accordingly, the Plan became effective as of April 27, 2023. A description of the Plan can be found in the Company’s Proxy Statement on Schedule 14A filed with the SEC on March 10, 2023 (the “Proxy Statement”) under “II. The Proposals to be Voted On – Proposal 3 Approval of the FMC 2023 Incentive Stock Plan – Description of the 2023 Plan”, which description is incorporated to this Item 5.02 by reference thereto. Such description does not purport to be complete and is qualified in its entirety by reference to the Plan, which is filed as an exhibit to this Current Report on Form 8-K.

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)    The Company held its Annual Meeting on April 27, 2023; 125,141,775 shares of common stock were entitled to be voted; 111,875,623 shares were voted in person or by proxy.

(b)    At the Annual Meeting, Pierre Brondeau, Eduardo E. Cordeiro, Carol Anthony (“John”) Davidson, Mark Douglas, Kathy L. Fortmann, C. Scott Greer, K’Lynne Johnson, Dirk A. Kempthorne, Margareth Øvrum, and Robert C. Pallash were each duly nominated for, and elected by the stockholders to our Board of Directors (the “Board”). These individuals will serve on our Board for a one-year term expiring in 2024. The number of votes cast for, against, abstained, and the number of broker non-votes with respect to each nominee is set forth below:

	For	Against	Abstain	Broker Non-Votes
Pierre Brondeau	99,801,956	5,333,016	106,483	6,634,168
Eduardo E. Cordeiro	98,874,313	6,243,174	123,968	6,634,168
Carol Anthony ("John") Davidson	104,326,978	802,855	111,622	6,634,168
Mark Douglas	102,934,979	2,213,280	93,196	6,634,168
Kathy L. Fortmann	102,331,068	2,798,704	111,683	6,634,168
C. Scott Greer	97,339,848	7,785,129	116,478	6,634,168
K’Lynne Johnson	102,695,627	2,343,266	202,562	6,634,168
Dirk A. Kempthorne	99,649,392	5,482,460	109,603	6,634,168
Margareth Øvrum	101,791,644	3,329,190	120,621	6,634,168
Robert C. Pallash	99,242,710	5,884,136	114,609	6,634,168

    Accordingly, each of the nominees was duly elected.

(c)    At the Annual Meeting, the stockholders also voted on the ratification of the Audit Committee’s approval for the continuing service of KPMG LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The number of votes cast for, against and abstained with respect to this proposal is set forth below:

Votes
For:	106,735,488
Against:	4,903,152
Abstain:	236,983

Accordingly, the selection of KPMG LLP as the company’s independent registered public accounting firm for 2023 was ratified.

(d)    At the Annual Meeting, the stockholders also voted on a proposal to approve the Plan. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

Votes
For:	98,337,131
Against:	6,825,120
Abstain:	79,204
Broker Non-Votes:	6,634,168
Accordingly, the Plan was approved by the stockholders and became effective on April 27, 2023.

(e) At the Annual Meeting, the stockholders also voted, in a non-binding advisory vote, to approve the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission. The number of votes cast for, against and abstained, and the number of broker non-votes, with respect to this proposal is set forth below:

Votes
For:	96,038,680
Against:	8,972,887
Abstain:	229,888
Broker Non-Votes:	6,634,168

(f) At the Annual Meeting, the stockholders indicated their preference, in a non-binding advisory vote, with respect to the frequency of future advisory votes regarding the compensation of the Company’s named executive officers. The number of votes cast to hold future advisory votes regarding executive compensation every year, every two years and every three years, and the number of shares abstaining, is set forth below:

Votes
One Year:	103,212,544
Two Years:	60,621
Three Years:	1,825,872
Abstain:	142,418
Broker Non-Votes:	6,634,168

In accordance with these results and its previous recommendation (as set forth in the definitive proxy statement for the 2023 Annual Meeting), the Board has determined that the Company will hold future advisory votes regarding the compensation of the Company’s named executive officers every year until the next advisory vote on the frequency of advisory votes regarding executive compensation, which the Company expects to hold no later than its 2029 Annual Meeting of Stockholders.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Exhibit Description
10.1	FMC Corporation 2023 Incentive Stock Plan

10.1a	Form of Employee Restricted Stock Unit Award under the FMC Corporation 2023 Incentive Stock Plan

10.1b	Form of Employee Non-Qualified Stock Option Award under the FMC Corporation 2023 Incentive Stock Plan

10.1c	Form of Non-Employee Director Restricted Stock Unit Award Agreement - Annual Grant under the FMC Corporation 2023 Incentive Stock Plan

10.1d	Form of Non-Employee Director Restricted Stock Unit Award Agreement - Retainer Grant under the FMC Corporation 2023 Incentive Stock Plan

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FMC CORPORATION (Registrant)

By:	/s/ MICHAEL F. REILLY
Michael F. Reilly Executive Vice President, General Counsel, Chief Compliance Officer and Secretary
Date: April 27, 2023